UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2014

QUIDEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10961	94-2573850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12544 High Bluff Drive, Suite 200 San Diego, California	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 552-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Quidel Corporation (the “Company”) is issuing $172,500,000 aggregate principal amount of its 3.25% Senior Convertible Notes due 2020 (the “Notes”) under the indenture, dated as of December 1, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of December 8, 2014, between the Company and the Trustee (the “First Supplemental Indenture”). The Notes will be senior unsecured obligations of the Company.

The Notes will bear interest at a rate of 3.25% per year, payable semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2015. The Notes will mature on December 15, 2020 (the “Maturity Date”), unless earlier converted or repurchased. The Company may not redeem the Notes prior to the Maturity Date.

Holders may convert their Notes at any time prior to the close of business on the business day immediately preceding September 15, 2020 only under the following circumstances: (1) during any calendar quarter commencing after the calendar quarter ending on March 31, 2015 (and only during such calendar quarter), if the closing sale price of the Company’s common stock, for at least 20 trading days (whether or not consecutive) in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 130% of the conversion price of the Notes in effect on each applicable trading day; (2) during the five consecutive business day period following any five consecutive trading day period in which the trading price per $1,000 principal amount of the Notes for each such trading day was less than 98% of the closing sale price of the Company’s common stock on such date multiplied by the then-current conversion rate; or (3) upon the occurrence of specified corporate events. On or after September 15, 2020 until the close of business on the second scheduled trading day immediately preceding the Maturity Date, holders may surrender their Notes for conversion at any time, regardless of the foregoing circumstances. Upon conversion, the Company will pay or deliver, as the case may be, cash, shares of the Company’s common stock or a combination of cash and shares of the Company’s common stock, at the Company’s election.

The initial conversion rate will be 31.1891 shares of the Company’s common stock for each $1,000 principal amount of Notes, which represents an initial conversion price of approximately $32.06 per share. Following certain corporate transactions that occur on or prior to the Maturity Date, the Company will increase the conversion rate for a holder that elects to convert its Notes in connection with such a corporate transaction.

If the Company undergoes a fundamental change (as defined in the First Supplemental Indenture), holders of the Notes may, with certain exceptions, require the Company to repurchase any or all of their Notes for cash at a price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest (including additional interest, if any) to, but excluding, the repurchase date.

The foregoing description of the Notes and the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture (including the form of Notes), which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

ITEM 2.03        CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 8.01        OTHER EVENTS

On December 2, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the several underwriters listed therein (collectively, the “Underwriters”), with respect to the sale by the Company of the Notes. The aggregate principal amount of the Notes includes $22,500,000 principal amount of Notes being issued pursuant to the exercise by the Underwriters on December 3, 2014 of the option contained in the Underwriting Agreement to purchase such additional Notes solely to cover over-allotments.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1, and is incorporated herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

The Notes and the shares of the Company’s common stock issuable upon conversion of the Notes have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-200654) previously filed by the Company with the Securities and Exchange Commission under the Act (the “Registration Statement”). Attached hereto as exhibits are agreements and other information relating to the offering of the Notes pursuant to the Registration Statement, which are incorporated herein by reference.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 2, 2014, by and among the Company, Merrill Lynch Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the Underwriters named in Schedule A thereto.

4.1	First Supplemental Indenture, dated as of December 8, 2014, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (including the form of Notes).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 8, 2014

QUIDEL CORPORATION

By:	/s/ Robert J. Bujarski
Name: Robert J. Bujarski Title: SVP, Business Development and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of December 2, 2014, by and among the Company, Merrill Lynch Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as representatives of the Underwriters named in Schedule A thereto.

4.1	First Supplemental Indenture, dated as of December 8, 2014, by and between the Company and The Bank of New York Mellon Trust Company, N.A. (including the form of Notes).

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.1).